UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1997, providing for the issuance of Mortgage Pass-Through Certificates, Series 1997-C2)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-7854 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
One First Union Center, Charlotte, North Carolina (Address of principal executive offices)	28228-0600 (Zip Code)

Registrant's telephone number, including area code 704-374-6828

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1997-C2, which was made on May 18, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on May 18, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRT UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: May 20, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
ABN AMRO Acct: 720129.2
WAC:
8.200265%
Andy Streepey (800) 246-5761
WAMM:
83
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Number Of Pages
Table Of Contents
1
REMIC Certificate Report
4
Other Related Information
4
Asset Backed Facts Sheets
1
Delinquency Loan Detail
1
Mortgage Loan Characteristics
2
Loan Level Listing
15
Total Pages Included In This Package
28
Specially Serviced Loan Detail
Appendix A
Modified Loan Detail
Appendix B
Realized Loss Detail
Appendix C
Interest Adjustment Summary
Appendix D
Information is available for this issue from the following sources
LaSalle Web Site
www.etrustee.net
Servicer Web Site
www.firstunion.com
Monthly Data File Name:
FUCM97C2_200405_3.ZIP

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.200265%
135 S. LaSalle Street Suite 1625
Remic III
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
A-1
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6.47900000%
33736LAP0
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
Fixed
A-2
384,000,000.00
45,494,054.31
24,644,734.24
0.00
0.00
20,849,320.07
776,744.14
526,526.84
6.60000000%
33736LAQ8
1000.000000000
118.474099766
64.178995417
0.000000000
0.000000000
54.295104349
2.022771198
1.371163646
Fixed
A-3
982,521,000.00
982,521,000.00
0.00
0.00
0.00
982,521,000.00
5,444,803.88
0.00
6.65000000%
33736LAR6
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.541666672
0.000000000
Fixed
IO
2,203,502,325.00 N 1,625,372,210.73
0.00
0.00
0.00
1,598,267,209.93
2,013,912.90
224,775.36
1.32090670%
33736LAW5
1000.000000000
737.631266502
0.000000000
0.000000000
0.000000000
725.330394162
0.913959961
0.102008225
1.46274211%
B
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
623,406.88
0.00
6.79000000%
33736LAS4
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.658333379
0.000000000
Fixed
C
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
644,523.75
0.00
7.02000000%
33736LAT2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.850000000
0.000000000
Fixed
D
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
719,084.40
0.00
7.12000000%
33736LAU9
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333333
0.000000000
Fixed
E
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
196,108.53
0.00
7.12000000%
33736LAV7
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.933333232
0.000000000
Fixed
F
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
413,156.25
0.00
7.50000000%
33736LAX3
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
G
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
309,862.50
0.00
7.50000000%
33736LAY1
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
H
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
103,295.05
0.00
7.50000000%
33736LAZ8
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.250000000
0.000000000
7.50000000%
J
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
220,350.23
0.00
6.00000000%
33736LBA2
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
5.000000000
0.000000000
6.00000000%
K
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
384,017.31
273,842.19
6.00000000%
33736LBB0
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
17.427588344
12.427588117
6.00000000%
L
27,543,779.00
24,445,879.42
0.00
2,460,266.56
0.00
21,985,612.86
1,039,875.49
917,646.09
6.00000000%
33736LBC8
1000.000000000
887.528157266
0.000000000
89.322041104
0.000000000
798.206116161
37.753551900
33.315911008
6.00000000%
M
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.02
6.00000000%
33736LBE4
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000001210
6.00000000%

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.200265%
135 S. LaSalle Street Suite 1625
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA909
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,625,372,210.73
24,644,734.24
2,460,266.56
0.00
1,598,267,209.93
12,889,141.31
1,942,790.50
Total P&I Payment
37,533,875.55

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.200265%
135 S. LaSalle Street Suite 1625
Remic II
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
M
220,000,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8.08160795%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.22709228%
N
384,000,000.00
45,494,054.31
24,644,734.24
0.00
0.00
20,849,320.07
832,914.43
526,526.84
8.08160795%
None
1000.000000000
118.474099766
64.178995417
0.000000000
0.000000000
54.295104349
2.169047995
1.371163646
8.22709228%
O
982,521,000.00
982,521,000.00
0.00
0.00
0.00
982,521,000.00
6,616,957.94
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673295
0.000000000
8.22709228%
P
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
966,767.99
224,775.36
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
8.774839936
2.040166644
8.22709228%
Q
110,175,000.00
110,175,000.00
0.00
0.00
0.00
110,175,000.00
741,992.63
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673292
0.000000000
8.22709228%
R
121,194,000.00
121,194,000.00
0.00
0.00
0.00
121,194,000.00
816,201.99
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673251
0.000000000
8.22709228%
S
33,052,000.00
33,052,000.00
0.00
0.00
0.00
33,052,000.00
222,594.42
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673242
0.000000000
8.22709228%
T
66,105,000.00
66,105,000.00
0.00
0.00
0.00
66,105,000.00
445,195.58
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673323
0.000000000
8.22709228%
U
49,578,000.00
49,578,000.00
0.00
0.00
0.00
49,578,000.00
333,891.63
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673242
0.000000000
8.22709228%
V
16,527,208.00
16,527,208.00
0.00
0.00
0.00
16,527,208.00
111,305.35
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673515
0.000000000
8.22709228%
W
44,070,046.00
44,070,046.00
0.00
0.00
0.00
44,070,046.00
296,797.36
0.00
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
6.734673252
0.000000000
8.22709228%
X
22,035,023.00
22,035,023.00
0.00
0.00
0.00
22,035,023.00
172,943.17
24,544.49
8.08160795%
None
1000.000000000
1000.000000000
0.000000000
0.000000000
0.000000000
1000.000000000
7.848558633
1.113885381
8.22709228%
Y
27,543,779.00
24,445,879.42
0.00
2,460,266.56
0.00
21,985,612.86
1,331,578.82
1,166,943.81
8.08160795%
None
1000.000000000
887.528157266
0.000000000
89.322041104
0.000000000
798.206116161
48.344085973
42.366873841
8.22709228%
Z
16,526,269.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8.08160795%
None
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
8.22709228%
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA893
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,625,372,210.73
24,644,734.24
2,460,266.56
0.00
1,598,267,209.93
12,889,141.31
1,942,790.50
Total P&I Payment
37,533,875.55

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
WAC:
8.200265%
135 S. LaSalle Street Suite 1625
Remic I
WAMM:
83
Chicago, IL 60603-4159
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Class
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment
Adjustment
Rate (2)
CUSIP
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Per $1,000
Next Rate (3)
Regular
2,203,502,325.00
1,625,372,210.73
24,644,734.24
2,460,266.56
0.00
1,598,267,209.93
12,889,141.31
1,942,790.50
8.08160795%
None
1000.000000000
737.631266502
11.184346828
1.116525511
0.000000000
725.330394162
5.849388568
0.881682982
8.22709228%
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9ABSA892
1000.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
2,203,502,325.00
1,625,372,210.73
24,644,734.24
2,460,266.56
0.00
1,598,267,209.93
12,889,141.31
1,942,790.50
Total P&I Payment
37,533,875.55

Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Accrued
Excess
Beginning
Payment of
Ending
Yield
Certificate
Prepay Interest
Unpaid
Prior Unpaid
Unpaid
Maintenance
Prepayment
Class
Interest
Shortfall
Interest
Interest
Interest
Charges
Premiums
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
250,217.30
0.00
0.00
0.00
0.00
526,526.84
0.00
A-3
5,444,803.88
0.00
0.00
0.00
0.00
0.00
0.00
IO
1,789,137.54
0.00
0.00
0.00
0.00
224,775.36
0.00
B
623,406.88
0.00
0.00
0.00
0.00
0.00
0.00
C
644,523.75
0.00
0.00
0.00
0.00
0.00
0.00
D
719,084.40
0.00
0.00
0.00
0.00
0.00
0.00
E
196,108.53
0.00
0.00
0.00
0.00
0.00
0.00
F
413,156.25
0.00
0.00
0.00
0.00
0.00
0.00
G
309,862.50
0.00
0.00
0.00
0.00
0.00
0.00
H
103,295.05
0.00
0.00
0.00
0.00
0.00
0.00
J
220,350.23
0.00
0.00
0.00
0.00
0.00
0.00
K
110,175.12
0.00
273,842.19
273,842.19
0.00
0.00
0.00
L
122,229.40
0.00
2,169,852.01
917,646.09
1,252,205.92
0.00
0.00
M
0.00
0.00
1,559,088.01
0.02
1,559,087.99
0.00
0.00
Total:
10,946,350.83
0.00
4,002,782.21
1,191,488.30
2,811,293.91
751,302.20
0.00
Advances
Principal
Interest
Principal
Interest
Principal
Interest
Principal
Interest
Servicer
3,401,726.65
11,067,796.96
190,313.40
918,819.50
2,083,279.98
4,259,415.46
1,508,760.07
7,727,201.01
Trustee:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Fiscal Agent:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
3,401,726.65
11,067,796.96
190,313.40
918,819.50
2,083,279.98
4,259,415.46
1,508,760.07
7,727,201.01

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Outstanding
Prior Outstanding
Current Period
Recovered

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Servicing Compensation
Current Period Primary Master Servicing Fees Paid:
54,179.07
Current Period Sub Servicer Fees Paid:
89,608.14
Current Period Additional Servicing Fees Paid:
13,544.77
Current Period Additional Master Servicing Compensation Paid:
0.00
Current Period Special Servicing Fees Paid:
27,151.12
Current Period Principal Recovery Fees Paid to Special Servicer:
699.01
Total Servicing Fees:
185,182.11
General Pool Information
Available Distribution Amount for current Distribution Date:
37,533,875.55
Number of Outstanding Mortgage Loans in Pool:
333
Aggregate Stated Principal Balance before current Distribution Date:
1,625,372,210.73
Aggregate Stated Principal Balance after current Distribution Date:
1,598,267,209.93
Percentage of Remaining Cut-off Date Principal Balance:
72.53%
Current Principal Distribution Amount:
24,644,734.24
Prepayments in Full
15,507,731.17
Other Principal Adjustments / Curtailments
0.00
Liquidation Proceeds
6,404,533.02
Insurance Proceeds
0.00
REO Proceeds
0.00
Repurchase Proceeds
0.00
Substitution Proceeds
0.00
Current Realized Losses of Principal allocated to Certificates:
2,460,266.56
Cumulative Realized Losses of Principal allocated to Certificates:
22,084,435.14
Realized Losses of Principal remaining unallocated:
0.00
Current Additional Trust Fund Expenses:
28,619.48
Cumulative Additional Trust Fund Expenses:
815,939.40
Additional Trust Fund Expenses remaining unallocated:
0.00

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
REO Property Information
Scheduled Ending
Actual Ending
Date of
Amount of
Amount of
Realized
Loan Number
Date of REO
Principal Balance Principal Balance
Final Recovery
Proceeds
Expenses
Loss
1.
239
7/12/2002
-
-
10/1/2003
1,397,559.62
1,289,780
2,477,964.15
2.
308
9/16/2002
-
-
8/1/2003
1,989,994.64
557,629
551,707.62
3.
198
12/3/2002
-
-
8/1/2003
1,906,497.03
543,821
2,048,775.79
4.
257
12/3/2002
-
-
4/29/2004
1,374,873.50
1,374,874
2,460,266.56
5.
23
11/4/2003
16,500,837
16,368,144
N/A
N/A
3,512,738
N/A
6.
34
12/1/2003
12,637,076
12,562,574
N/A
N/A
1,919,249
N/A
Delinquent Loans (One Month or More)
Type of
Environmental
Loan Number
Delinquency
Notice Sent
Assessment
Description of Status
1.
47
30 days
NA
NA
Transferred to special servicer 2/17/04.
2.
50
30 days
NA
NA
Transferred to special servicer 2/17/04.
3.
108
90 + days
NA
NA
Transferred to special servicer 2/13/04.
4.
204
90 + days
NA
NA
Transferred to special servicer 2/5/04.
5.
337
90 + days
NA
NA
Transferred to special servicer 12/11/03.
6.
34
90 + days
NA
NA
Transferred to special servicer 7/25/01.
7.
101
90 + days
NA
NA
Transferred to special servicer 4/29/03.
8.
148
90 + days
NA
NA
Transferred to special servicer 11/20/03.
9.
249
90 + days
NA
NA
Transferred to special servicer 9/19/02.
10.
23
90 + days
NA
NA
Transferred to special servicer 8/1/02.
11.
255
90 + days
NA
NA
Transferred to special servicer 11/20/03.

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Other Related Information
Chicago, IL 60603-4159
Liquidation Loans
Nature of
Liquidation
Realized
Basis for
Loan Number
Liquidation Event
Proceeds
Loss
Final Recovery
1.
211
2,047,939.01
1,156,716.09
2.
247
1,513,102.93
1,092,508.85
3.
42
5,486,728.28
5,036,423.81
4.
198
1,906,497.03
2,048,775.79
5.
308
1,976,118.50
565,583.76
6.
39
6,000,000.00
5,983,458.18
7.
239
1,397,559.62
2,477,964.15
8.
217
2,051,497.01
1,263,758.29
9.
257
1,374,873.50
2,460,266.56

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Realized Loss
Loan liquidation with realized loss.
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss
Loan liquidation with realized loss.
Loan liquidation with realized loss.
Realized Loss

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Distribution
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure/Bankruptcy
REO
Modifications
Prepayments
Curr Weighted Avg.
Date
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Coupon
Remit
05/18/04
2
19,011,613
0
0
5
17,342,119
2
7,290,280
2
28,930,718
0
0
5
15,507,731
8.2003%
8.0816%
0.59%
1.170%
0.00%
0.000%
1.47%
1.067%
0.59%
0.449%
0.59%
1.780%
0.00%
0.000%
1.47%
0.954%
04/19/04
2
19,021,801
2
8,399,665
6
22,727,689
0
0
3
31,434,599
0
0
3
5,585,180
8.3512%
8.2324%
0.58%
1.162%
0.58%
0.513%
1.74%
1.389%
0.00%
0.000%
0.87%
1.921%
0.00%
0.000%
0.87%
0.341%
03/18/04
3
24,474,912
0
0
6
22,799,220
1
3,017,372
3
31,475,973
0
0
3
9,139,316
8.0522%
7.9330%
0.86%
1.482%
0.00%
0.000%
1.72%
1.380%
0.29%
0.183%
0.86%
1.905%
0.00%
0.000%
0.86%
0.553%
02/18/04
2
19,041,921
0
0
7
26,221,530
1
3,023,148
3
31,526,076
0
0
2
6,736,253
8.3499%
8.2306%
0.57%
1.146%
0.00%
0.000%
2.00%
1.578%
0.29%
0.182%
0.86%
1.898%
0.00%
0.000%
0.57%
0.406%
01/20/04
1
2,504,948
0
0
7
26,295,013
1
3,027,379
3
31,566,794
0
0
1
2,120,919
8.3496%
8.2303%
0.28%
0.150%
0.00%
0.000%
1.99%
1.579%
0.28%
0.182%
0.85%
1.895%
0.00%
0.000%
0.28%
0.127%
12/18/03
1
6,708,424
3
8,159,983
5
30,845,071
1
3,031,578
2
18,970,144
0
0
4
21,092,504
8.2054%
8.0863%
0.28%
0.397%
0.85%
0.483%
1.41%
1.826%
0.28%
0.179%
0.56%
1.123%
0.00%
0.000%
1.13%
1.248%
11/18/03
2
6,496,621
1
3,356,764
5
30,596,854
1
16,528,397
1
2,471,814
0
0
2
5,647,062
8.3551%
8.2360%
0.56%
0.383%
0.28%
0.198%
1.40%
1.801%
0.28%
0.973%
0.28%
0.146%
0.00%
0.000%
0.56%
0.332%
10/20/03
1
3,359,685
0
0
5
30,668,259
1
16,551,792
1
2,473,731
0
0
3
7,819,799
8.2081%
8.0891%
0.28%
0.195%
0.00%
0.000%
1.38%
1.780%
0.28%
0.961%
0.28%
0.144%
0.00%
0.000%
0.83%
0.454%
09/18/03
0
0
1
3,045,479
5
38,844,114
1
16,578,985
2
5,061,951
0
0
0
0
8.3566%
8.2376%
0.00%
0.000%
0.28%
0.177%
1.38%
2.252%
0.28%
0.961%
0.55%
0.293%
0.00%
0.000%
0.00%
0.000%
08/18/03
1
3,049,538
0
0
5
38,928,577
1
16,602,004
2
5,067,469
0
0
4
17,842,228
8.3579%
8.2391%
0.27%
0.174%
0.00%
0.000%
1.36%
2.223%
0.27%
0.948%
0.54%
0.289%
0.00%
0.000%
1.09%
1.019%
07/18/03
0
0
1
3,891,637
5
39,012,457
1
16,624,852
4
10,468,473
0
0
1
4,294,105
8.2123%
8.0935%
0.00%
0.000%
0.27%
0.221%
1.36%
2.219%
0.27%
0.946%
1.08%
0.596%
0.00%
0.000%
0.27%
0.244%
06/18/03
1
3,895,348
0
0
5
39,098,742
1
16,651,520
4
10,480,430
0
0
1
6,636,599
8.3590%
8.2404%
0.27%
0.220%
0.00%
0.000%
1.35%
2.213%
0.27%
0.942%
1.08%
0.593%
0.00%
0.000%
0.27%
0.376%
05/19/03
1
3,899,031
2
8,320,015
3
30,861,432
1
16,674,001
4
10,491,107
0
0
1
4,215,683
8.2134%
8.0948%
0.27%
0.220%
0.54%
0.469%
0.81%
1.740%
0.27%
0.940%
1.08%
0.591%
0.00%
0.000%
0.27%
0.238%
04/18/03
3
12,234,350
1
11,243,248
2
19,691,663
1
16,700,315
4
10,502,900
0
0
6
12,106,702
8.3615%
8.2430%
0.80%
0.684%
0.27%
0.629%
0.53%
1.101%
0.27%
0.934%
1.06%
0.587%
0.00%
0.000%
1.59%
0.677%
03/18/03
2
15,167,073
0
0
2
19,744,754
1
16,722,433
4
10,513,410
0
0
2
7,024,703
7.9237%
7.8053%
0.53%
0.843%
0.00%
0.000%
0.53%
1.097%
0.26%
0.930%
1.06%
0.585%
0.00%
0.000%
0.53%
0.391%
02/18/03
0
0
0
0
2
19,797,478
1
16,756,431
4
10,527,437
0
0
0
0
8.3632%
8.2447%
0.00%
0.000%
0.00%
0.000%
0.53%
1.100%
0.26%
0.930%
1.06%
0.585%
0.00%
0.000%
0.00%
0.000%

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Delinquent Loan Detail
Paid
Outstanding
Out. Property
Special
Disclosure Doc
Thru
Current P&I
P&I
Protection
Advance
Servicer
Foreclosure
Bankruptcy
REO
Control #
Date
Advance
Advances**
Advances
Description (1)
Transfer Date
Date
Date
Date
238
04/01/04
23,230.41
23,230.41
0.00
B
11/20/03
307
04/01/04
16,749.28
16,749.28
0.00
B
326
04/01/04
17,274.79
17,274.79
0.00
B
34
06/01/02
99,057.61
2,278,053.42
0.00
9
12/02/03
12/01/03
148
09/01/03
38,198.03
305,563.68
0.00
3
11/20/03
197
04/01/04
28,014.74
28,014.74
0.00
B
50
03/01/04
83,292.89
166,585.39
0.00
1
02/17/04
375
04/01/04
10,854.53
10,854.53
0.00
B
204
01/01/04
30,429.02
91,285.00
0.00
3
02/05/04
337
10/01/03
12,615.96
88,305.74
0.00
7
12/10/03
03/18/04
120
04/01/04
43,450.41
43,450.41
0.00
B
101
02/01/03
52,749.52
791,102.53
0.00
7
04/25/03
02/03/04
305
04/01/04
14,608.37
14,608.37
0.00
B
133
04/01/04
36,642.42
36,642.42
0.00
B
246
04/01/04
23,847.80
23,847.80
0.00
B
23
12/01/01
145,203.22
4,209,630.44
0.00
9
11/04/03
11/04/03
249
02/01/03
20,798.87
311,965.38
0.00
3
09/19/02
107
04/01/04
45,150.61
45,150.61
0.00
B
125
04/01/04
40,797.32
40,797.32
0.00
4
255
09/01/03
21,770.35
174,151.10
0.00
3
11/20/03
136
04/01/04
39,671.14
39,671.14
0.00
B
205
04/01/04
27,915.98
27,915.98
0.00
B
296
04/01/04
17,341.77
17,341.77
0.00
B
54
04/01/04
33,849.49
33,849.49
0.00
B
351
04/01/04
12,820.84
12,820.84
0.00
B
53
04/01/04
44,053.11
44,053.11
0.00
B
47
03/01/04
85,964.43
171,928.47
0.00
1
02/17/04
108
01/01/04
42,780.00
171,116.91
0.00
4
02/13/04
Total
1,109,132.91
9,235,961.07
0.00
A. P&I Advance - Loan in Grace Period
2. P&I Advance - Loan delinquent 2 months
7. P&I Advance - Loan in Foreclosure
B. P&I Advance - Late Payment but < one month delinq
3. P&I Advance - Loan delinquent 3 months or More
8. P&I Advance - Loan in Bankruptcy
1. P&I Advance - Loan delinquent 1 month
4. Matured Balloon/Assumed Scheduled Payment
9. P&I Advance - REO Loan
** Outstanding P&I Advances include the current period P&I Advance

05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Distribution of Principal Balances
Distribution of Property Types
Geographic Distribution
Current Scheduled
Number
Scheduled
Based on
Number
Scheduled
Based on
Number
Scheduled
Based on
Balances
of Loans
Balance
Balance
Property Types
of Loans
Balance
Balance
Geographic Location
of Loans
Balance
Balance
$0
to
$1,000,000
25
20,818,349
1.30%
Retail
153
635,598,099
39.77%
Florida
46
263,335,456
16.48%
$1,000,000
to
$2,000,000
94
141,667,887
8.86%
Multifamily
92
449,439,900
28.12%
New York
19
186,869,700
11.69%
$2,000,000
to
$3,000,000
57
136,766,198
8.56%
Office
31
227,703,304
14.25%
California
28
143,123,063
8.95%
$3,000,000
to
$4,000,000
31
108,281,795
6.77%
Lodging
26
153,903,632
9.63%
Texas
32
111,751,753
6.99%
$4,000,000
to
$6,000,000
56
265,960,477
16.64%
Health Care
12
67,404,135
4.22%
Georgia
27
75,633,236
4.73%
$6,000,000
to
$8,000,000
27
185,321,619
11.60%
Industrial
9
39,108,213
2.45%
Virginia
17
74,362,958
4.65%
$8,000,000
to
$10,000,000
9
83,464,254
5.22%
Other
5
12,884,879
0.81%
Pennsylvania
14
68,400,967
4.28%
$10,000,000
to
$12,000,000
3
34,771,812
2.18%
Mixed Use
2
5,991,048
0.37%
Missouri
5
57,256,110
3.58%
$12,000,000
to
$14,000,000
5
65,191,768
4.08%
Mobile Home
2
4,320,505
0.27%
Massachusetts
7
53,380,320
3.34%
$14,000,000
to
$16,000,000
5
76,010,446
4.76%
Self Storage
1
1,913,496
0.12%
New Jersey
10
52,598,731
3.29%
$16,000,000
to
$18,000,000
5
84,601,864
5.29%
Michigan
8
42,335,056
2.65%
$18,000,000
to
$20,000,000
4
74,614,176
4.67%
Ohio
16
41,135,536
2.57%
$20,000,000
to
$22,000,000
3
64,182,600
4.02%
Total
333
1,598,267,210
100.00%
North Carolina
12
38,922,931
2.44%
$22,000,000
to
$24,000,000
1
23,113,376
1.45%
Maryland
9
38,912,698
2.43%
$24,000,000
to
$28,000,000
5
133,790,446
8.37%
Distribution of Mortgage Interest Rates
Connecticut
7
36,209,477
2.27%
$28,000,000
to
$32,000,000
1
30,899,870
1.93%
Current Mortgage
Number
Scheduled
Based on
Arizona
12
29,430,816
1.84%
$32,000,000
to
$34,000,000
1
32,574,002
2.04%
Interest Rate
of Loans
Balance
Balance
Utah
2
28,827,250
1.80%
$34,000,000
to
$38,000,000
1
36,236,271
2.27%
7.000% or less
0
0
0.00%
Tennessee
5
28,787,531
1.80%
$38,000,000
to
$44,000,000
0
0
0.00%
7.000% to 7.500%
23
213,240,715
13.34%
Illinois
2
28,276,532
1.77%
$44,000,000
&
Above
0
0
0.00%
7.500% to 8.000%
89
458,611,619
28.69%
Alabama
6
23,444,091
1.47%
Total
333
1,598,267,210
100.00%
8.000% to 8.500%
113
506,025,893
31.66%
Nevada
2
21,704,911
1.36%
Average Scheduled Balance is
4,700,786
8.500% to 9.000%
68
292,189,813
18.28%
South Carolina
6
20,881,550
1.31%
Maximum Scheduled Balance is
36,236,271
9.000% to 9.500%
31
90,237,275
5.65%
Kansas
7
19,813,492
1.24%
Minimum Scheduled Balance is
542,544
9.500% to 10.000%
3
6,590,494
0.41%
Wisconsin
4
19,731,382
1.23%
10.000% to 10.500%
6
31,371,401
1.96%
Louisiana
1
18,764,893
1.17%
10.500% to 11.000%
0
0
0.00%
Indiana
7
17,154,611
1.07%
11.000% to 11.500%
0
0
0.00%
Minnesota
5
15,368,782
0.96%
11.500% to 12.000%
0
0
0.00%
Colorado
3
11,959,099
0.75%
12.000% to 12.500%
0
0
0.00%
Oklahoma
2
7,011,417
0.44%
12.500% to 13.000%
0
0
0.00%
Washington
3
5,498,739
0.34%
13.000% to 13.500%
0
0
0.00%
Other
9
17,384,122
1.09%
13.500% &
Above
0
0
0.00%
Total
333
1,598,267,210
100.00%
Total
333
1,598,267,210
100.00%
W/Avg Mortgage Interest Rate is
8.2003%
Minimum Mortgage Interest Rate is
7.0650%
Maximum Mortgage Interest Rate is
10.5000%
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Pool Total
Chicago, IL 60603-4159
Loan Seasoning
Distribution of Remaining Term
Distribution of DSCR
Number
Scheduled
Based on
Fully Amortizing
Debt Service
Number
Scheduled
Based on
Number of Years
of Loans
Balance
Balance
Fully Amortizing
Number
Scheduled
Based on
Coverage Ratio (1)
of Loans
Balance
Balance
1 year or less
0
0
0.00%
Mortgage Loans
of Loans
Balance
Balance
0.500 or less
1
2,117,552
0.13%
1+ to 2 years
0
0
0.00%
60 months or less
5
11,700,524
0.73%
0.500 to 0.625
0
0
0.00%
2+ to 3 years
0
0
0.00%
61 to 120 months
2
4,334,427
0.27%
0.625 to 0.750
1
660,180
0.04%
3+ to 4 years
0
0
0.00%
121 to 180 months
53
107,585,501
6.73%
0.750 to 0.875
1
1,075,541
0.07%
4+ to 5 years
0
0
0.00%
181 to 240 months
13
82,816,735
5.18%
0.875 to 1.000
1
2,551,291
0.16%
5+ to 6 years
0
0
0.00%
241 to 360 months
7
36,058,840
2.26%
1.000 to 1.125
10
40,431,103
2.53%
6+ to 7 years
306
1,543,972,044
96.60%
Total
80
242,496,027
15.17%
1.125 to 1.250
3
8,742,565
0.55%
7+ to 8 years
27
54,295,166
3.40%
Weighted Average Months to Maturity is
189
1.250 to 1.375
6
14,419,105
0.90%
8+ to 9 years
0
0
0.00%
1.375 to 1.500
9
25,162,547
1.57%
9+ to 10 years
0
0
0.00%
1.500 to 1.625
7
35,160,944
2.20%
10 years or more
0
0
0.00%
1.625 to 1.750
6
14,109,349
0.88%
Total
333
1,598,267,210
100.00%
1.750 to 1.875
4
12,608,254
0.79%
Weighted Average Seasoning is
6.7
1.875 to 2.000
3
6,489,018
0.41%
2.000 to 2.125
1
1,972,962
0.12%
2.125 & above
4
6,398,397
0.40%
Unknown
276
1,426,368,399
89.24%
Total
333
1,598,267,210
100.00%
Weighted Average Debt Service Coverage Ratio is
1.434
Distribution of Amortization Type
Number
Scheduled
Based on
Distribution of Remaining Term
Amortization Type
of Loans
Balance
Balance
Balloon Loans
NOI Aging
Fully Amortizing
66
219,192,070
13.71%
Balloon
Number
Scheduled
Based on
Number
Scheduled
Based on
Amortizing Balloon
244
1,233,268,402
77.16%
Mortgage Loans
of Loans
Balance
Balance
NOI Date
of Loans
Balance
Balance
Interest Only / Amortizing / Balloon
5
64,215,223
4.02%
12 months or less
9
41,747,959
2.61%
1 year or less
0
0
0.00%
Other
18
81,591,514
5.10%
13 to 24 months
0
0
0.00%
1 to 2 years
57
171,898,810
10.76%
25 to 36 months
28
143,799,291
9.00%
2 Years or More
0
0
0.00%
37 to 48 months
171
758,762,767
47.47%
Unknown
276
1,426,368,399
89.24%
49 to 60 months
0
0
0.00%
Total
333
1,598,267,210
100.00%
61 to 120 months
25
296,269,273
18.54%
121 to 180 months
13
53,750,498
3.36%
181 to 240 months
7
61,441,396
3.84%
Total
333
1,598,267,210
100.00%
Total
253
1,355,771,183
84.83%
Weighted Average Months to Maturity is
64
(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures became available from borrowers on an asset level.
Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
1
FUCM97C2
Industrial
7/1/2007
1.630
12/31/2000
NY
-
0.000%
-
0
8/1/2002
5
2
FUCM97C2
Retail
11/1/2012
NY
36,236,271
7.470%
277,924
0
3
FUCM97C2
Retail
11/1/2007
VA
32,574,002
7.625%
249,497
0
4
FUCM97C2
Multifamily
9/1/2012
NY
30,899,870
7.430%
232,633
0
5
FUCM97C2
Office
10/1/2022
UT
26,412,548
7.185%
215,846
0
6
FUCM97C2
Multifamily
5/1/2007
1.070
12/31/2002
MA
27,540,919
8.550%
225,558
0
7
FUCM97C2
Lodging
11/1/2012
MO
26,141,421
7.960%
223,059
0
8
FUCM97C2
Multifamily
5/1/2007
MI
26,907,176
8.250%
217,867
0
9
FUCM97C2
Retail
7/1/2012
IL
26,788,382
8.120%
214,109
0
10
FUCM97C2
Retail
10/1/2002
1.410
12/31/2001
TX
-
0.000%
-
0
10/1/2002
5
11
FUCM97C2
Office
6/1/2017
FL
23,113,376
8.410%
193,207
0
12
FUCM97C2
Health Care
9/1/2022
FL
21,914,794
8.631%
182,103
0
13
FUCM97C2
Retail
10/1/2012
CA
21,547,107
7.750%
164,775
0
14
FUCM97C2
Office
6/1/2022
NY
20,720,699
8.420%
183,964
0
15
FUCM97C2
Office
8/1/2007
1.580
12/31/2002
FL
19,151,754
7.910%
163,703
0
16
FUCM97C2
Office
8/1/2012
CT
16,162,569
7.065%
166,829
0
17
FUCM97C2
Multifamily
11/1/2007
FL
18,671,052
7.450%
139,159
0
18
FUCM97C2
Multifamily
9/1/2007
LA
18,764,893
7.940%
145,917
0
19
FUCM97C2
Retail
6/1/2007
PA
18,026,477
8.930%
151,922
0
20
FUCM97C2
Office
8/1/2007
NY
17,913,122
7.880%
138,736
0
21
FUCM97C2
Multifamily
7/1/2007
NV
17,605,563
8.290%
141,013
0
22
FUCM97C2
Retail
8/1/2012
MO
16,552,466
8.250%
139,172
0
23
FUCM97C2
Lodging
9/1/2004
FL
16,368,144
8.690%
147,253
0
9
24
FUCM97C2
Multifamily
7/1/2007
1.370
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
25
FUCM97C2
Multifamily
7/1/2007
1.450
12/31/2000
AZ
-
0.000%
-
0
7/2/2002
5
26
FUCM97C2
Lodging
11/1/2012
TX
15,282,350
7.920%
130,041
0
27
FUCM97C2
Retail
11/1/2012
NY
15,706,241
7.470%
120,463
0
28
FUCM97C2
Multifamily
10/1/2027
NJ
15,423,644
7.600%
116,502
0
29
FUCM97C2
Office
6/1/2012
NY
15,544,797
8.420%
125,936
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
30
FUCM97C2
Office
10/1/2017
OH
13,655,042
8.250%
138,887
0
31
FUCM97C2
Multifamily
5/1/2007
MA
14,053,414
8.550%
115,097
0
32
FUCM97C2
Multifamily
9/1/2022
FL
13,763,646
8.050%
109,113
0
33
FUCM97C2
Multifamily
11/1/2027
PA
12,961,436
7.510%
97,986
0
34
FUCM97C2
Retail
9/1/2007
FL
12,562,574
8.100%
100,001
0
9
35
FUCM97C2
Retail
10/1/2007
PA
12,249,070
7.620%
92,676
0
36
FUCM97C2
Multifamily
7/1/2007
TX
11,801,507
8.375%
95,161
0
37
FUCM97C2
Retail
9/1/2007
TX
11,843,389
8.650%
97,446
0
39
FUCM97C2
Lodging
11/1/2007
0.480
12/31/2002
TX
-
0.000%
-
0
10/1/2003
10
40
FUCM97C2
Office
7/1/2004
1.940
12/31/2000
CA
-
0.000%
-
0
2/1/2002
5
41
FUCM97C2
Health Care
8/1/2007
CA
11,126,916
8.410%
89,904
0
42
FUCM97C2
Retail
2/1/2019
1.090
12/31/2000
TX
-
0.000%
-
0
11/1/2002
10
43
FUCM97C2
Retail
10/1/2012
CA
9,872,057
8.000%
77,045
0
44
FUCM97C2
Retail
6/1/2007
NY
9,568,814
8.691%
80,597
0
45
FUCM97C2
Multifamily
9/1/2007
CA
9,301,453
7.360%
68,965
0
46
FUCM97C2
Office
8/1/2007
FL
9,416,518
8.250%
75,127
0
47
FUCM97C2
Retail
7/1/2019
GA
9,655,844
10.125%
86,689
0
1
48
FUCM97C2
Lodging
5/1/2007
WI
8,833,586
9.400%
84,942
0
49
FUCM97C2
Retail
10/1/2007
FL
-
0.000%
-
0
7/1/1999
5
50
FUCM97C2
Retail
7/1/2019
GA
9,355,769
10.125%
83,995
0
1
51
FUCM97C2
Retail
9/1/2007
FL
8,747,273
8.100%
69,630
0
52
FUCM97C2
Multifamily
8/1/2012
NJ
8,712,940
8.450%
73,441
0
53
FUCM97C2
Health Care
6/1/2007
MD
4,305,804
10.500%
44,377
0
B
54
FUCM97C2
Health Care
6/1/2007
MD
4,021,431
7.603%
34,152
0
B
55
FUCM97C2
Multifamily
8/1/2001
CA
-
0.000%
-
0
6/1/1999
5
56
FUCM97C2
Industrial
11/1/2012
NJ
-
8.380%
87,995
6,404,533
5/1/2004
57
FUCM97C2
Multifamily
9/1/2004
1.220
12/31/2000
MI
-
0.000%
-
0
8/1/2002
5
59
FUCM97C2
Industrial
9/1/2004
CA
7,922,176
8.090%
68,445
0
60
FUCM97C2
Retail
11/1/2007
VA
7,868,398
7.500%
59,433
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
61
FUCM97C2
Retail
10/1/2012
CA
7,991,665
8.000%
62,370
0
62
FUCM97C2
Retail
10/1/2007
TN
7,907,445
7.980%
62,252
0
63
FUCM97C2
Health Care
10/1/2007
CA
7,582,739
8.070%
65,999
0
64
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
65
FUCM97C2
Retail
7/1/2007
1.770
9/30/2002
NY
7,769,378
8.310%
62,328
0
66
FUCM97C2
Industrial
7/1/2017
SC
6,655,519
9.125%
73,757
0
67
FUCM97C2
Retail
9/1/2007
CA
7,551,878
8.375%
60,806
0
68
FUCM97C2
Multifamily
7/1/2007
CO
7,569,787
8.650%
62,366
0
69
FUCM97C2
Multifamily
10/1/2007
TN
6,995,004
7.450%
52,185
0
70
FUCM97C2
Office
7/1/2004
1.240
12/31/2000
CA
-
0.000%
-
0
4/1/2002
5
71
FUCM97C2
Multifamily
6/1/2004
NC
-
0.000%
-
0
12/1/2003
5
72
FUCM97C2
Multifamily
8/1/2007
MD
6,798,240
7.680%
54,111
0
73
FUCM97C2
Retail
11/1/2016
NC
5,855,982
7.313%
59,674
0
74
FUCM97C2
Retail
11/1/2007
AL
6,484,530
7.950%
52,799
0
75
FUCM97C2
Retail
6/1/2007
NJ
6,516,826
8.690%
58,901
0
76
FUCM97C2
Retail
10/1/2007
KS
6,675,749
8.160%
53,338
0
77
FUCM97C2
Multifamily
8/1/2007
GA
6,671,614
7.720%
51,004
0
78
FUCM97C2
Multifamily
8/1/2007
1.400
12/31/2002
AZ
6,655,734
7.938%
51,788
0
79
FUCM97C2
Multifamily
5/1/2004
GA
-
0.000%
-
0
12/1/2003
5
80
FUCM97C2
Retail
7/1/2007
VA
6,569,898
8.630%
54,711
0
81
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
6/1/2003
5
82
FUCM97C2
Lodging
11/1/2012
MO
6,309,998
7.960%
53,842
0
83
FUCM97C2
Multifamily
11/1/2007
TX
6,645,590
7.500%
48,945
0
84
FUCM97C2
Retail
10/1/2007
FL
6,566,371
7.840%
50,585
0
85
FUCM97C2
Retail
9/1/2007
TN
6,450,136
8.000%
52,530
0
86
FUCM97C2
Multifamily
9/1/2007
1.820
12/31/2001
AZ
-
0.000%
-
0
10/1/2002
5
87
FUCM97C2
Multifamily
11/1/2007
MD
6,387,287
7.500%
48,246
0
88
FUCM97C2
Lodging
8/1/2007
FL
6,106,547
8.500%
54,321
0
89
FUCM97C2
Retail
11/1/2007
VA
6,305,676
7.750%
48,179
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
90
FUCM97C2
Lodging
11/1/2012
NY
6,141,561
9.000%
56,226
0
91
FUCM97C2
Multifamily
9/1/2012
GA
6,174,368
7.740%
47,238
0
92
FUCM97C2
Industrial
6/1/2022
TX
5,996,863
9.375%
56,668
0
93
FUCM97C2
Multifamily
8/1/2007
1.510
12/31/1999
CA
-
0.000%
-
0
3/1/2001
5
94
FUCM97C2
Retail
6/1/2007
1.710
12/31/2001
NJ
-
0.000%
-
0
1/1/2003
5
95
FUCM97C2
Retail
6/1/2018
NY
5,397,482
8.188%
53,911
0
96
FUCM97C2
Industrial
7/1/2007
MD
6,047,506
8.550%
49,437
0
97
FUCM97C2
Multifamily
9/1/2012
WI
5,949,220
7.840%
45,888
0
98
FUCM97C2
Office
8/1/2007
FL
5,690,741
8.375%
50,200
0
99
FUCM97C2
Retail
6/1/2012
FL
5,708,048
8.750%
51,795
0
100
FUCM97C2
Health Care
10/1/2012
AZ
-
0.000%
-
0
3/1/2003
5
101
FUCM97C2
Health Care
5/1/2007
MI
5,621,552
9.250%
53,524
0
7
102
FUCM97C2
Retail
5/1/2007
CA
5,764,594
8.875%
50,273
0
103
FUCM97C2
Retail
8/1/2007
GA
5,834,317
8.375%
47,010
0
104
FUCM97C2
Retail
5/1/2017
CA
5,630,302
8.720%
49,201
0
105
FUCM97C2
Retail
10/1/2007
MO
5,696,763
8.160%
45,516
0
106
FUCM97C2
Multifamily
8/1/2007
1.720
12/31/2000
CA
-
0.000%
-
0
8/1/2002
5
107
FUCM97C2
Lodging
10/1/2007
FL
5,326,312
7.970%
45,551
0
B
108
FUCM97C2
Multifamily
3/1/2004
SC
5,429,161
8.000%
43,188
0
4
109
FUCM97C2
Retail
8/1/2007
TN
5,360,928
8.125%
44,118
0
110
FUCM97C2
Retail
8/1/2007
NJ
5,394,137
8.150%
43,166
0
111
FUCM97C2
Multifamily
8/1/2007
1.880
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
112
FUCM97C2
Multifamily
8/1/2007
NC
5,187,261
8.300%
45,528
0
113
FUCM97C2
Lodging
7/1/2007
FL
5,029,618
8.900%
46,612
0
114
FUCM97C2
Multifamily
10/1/2007
AL
5,157,804
7.820%
39,669
0
115
FUCM97C2
Retail
8/1/2007
1.410
12/31/2001
IL
-
0.000%
-
0
10/1/2002
5
116
FUCM97C2
Office
6/1/2007
NY
5,223,746
9.010%
44,294
0
117
FUCM97C2
Other
4/1/2009
MN
3,418,404
10.125%
68,549
0
118
FUCM97C2
Lodging
11/1/2007
FL
4,874,288
8.040%
41,821
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
119
FUCM97C2
Retail
8/1/2004
2.070
12/31/2002
OH
-
0.000%
-
0
2/1/2004
120
FUCM97C2
Office
7/1/2007
OK
4,758,079
8.870%
44,007
0
B
122
FUCM97C2
Industrial
11/1/2007
NJ
-
0.000%
-
0
6/14/1999
5
123
FUCM97C2
Retail
7/1/2007
GA
-
0.000%
-
0
4/1/2003
5
124
FUCM97C2
Retail
9/1/2017
TX
4,555,898
7.438%
37,996
0
125
FUCM97C2
Retail
5/1/2004
FL
4,802,391
9.060%
41,458
0
B
126
FUCM97C2
Industrial
10/1/2007
CA
4,710,994
7.793%
37,365
0
127
FUCM97C2
Lodging
11/1/2007
NY
4,510,191
8.000%
38,591
0
128
FUCM97C2
Lodging
10/1/2007
FL
4,503,555
7.970%
38,515
0
129
FUCM97C2
Mixed Use
9/1/2022
NJ
4,464,052
8.250%
39,423
0
130
FUCM97C2
Lodging
7/1/2020
FL
4,400,754
9.240%
43,769
0
131
FUCM97C2
Multifamily
4/1/2007
CA
4,525,093
8.570%
37,634
0
132
FUCM97C2
Retail
7/1/2007
NY
4,579,743
8.625%
37,658
0
133
FUCM97C2
Lodging
10/1/2007
FL
4,322,621
7.970%
36,967
0
B
134
FUCM97C2
Multifamily
5/1/2007
TX
4,482,875
8.520%
37,091
0
135
FUCM97C2
Health Care
10/1/2007
TN
-
0.000%
-
0
12/1/2003
5
136
FUCM97C2
Health Care
8/1/2007
MN
4,378,805
8.970%
40,183
0
B
137
FUCM97C2
Retail
5/1/2007
MA
4,495,262
9.010%
38,656
0
138
FUCM97C2
Retail
6/1/2018
OH
4,016,731
8.188%
40,120
0
139
FUCM97C2
Retail
5/1/2018
PA
4,004,017
8.188%
40,120
0
140
FUCM97C2
Retail
10/1/2007
KS
4,480,246
8.230%
35,618
0
141
FUCM97C2
Multifamily
9/1/2004
MD
-
0.000%
-
0
3/1/2004
142
FUCM97C2
Multifamily
8/1/2007
1.680
12/31/2000
WA
-
0.000%
-
0
6/1/2002
5
143
FUCM97C2
Multifamily
7/1/2007
AZ
4,473,916
8.320%
35,919
0
145
FUCM97C2
Office
6/1/2007
FL
4,273,925
9.150%
40,351
0
146
FUCM97C2
Industrial
5/1/2004
IL
-
9.150%
43,194
3,919,576
5/1/2004
147
FUCM97C2
Retail
8/1/2007
CT
4,397,607
7.810%
33,866
0
148
FUCM97C2
Lodging
11/1/2019
1.320
6/30/2002
CT
4,078,701
8.250%
38,505
0
3
149
FUCM97C2
Retail
11/1/2007
NV
4,099,348
7.875%
35,123
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
150
FUCM97C2
Retail
10/1/2007
NC
4,324,902
8.000%
33,753
0
151
FUCM97C2
Multifamily
10/1/2007
1.450
12/31/2002
AZ
4,296,724
7.550%
32,322
0
152
FUCM97C2
Multifamily
5/1/2004
1.220
12/31/2002
WA
-
0.000%
-
0
7/1/2003
5
153
FUCM97C2
Retail
7/1/2017
GA
4,244,450
8.490%
34,953
0
154
FUCM97C2
Retail
7/1/2007
1.630
12/31/2002
CT
4,234,397
8.100%
33,408
0
155
FUCM97C2
Retail
9/1/2007
NC
4,240,050
8.240%
33,775
0
156
FUCM97C2
Multifamily
8/1/2007
MD
4,120,145
7.680%
32,795
0
157
FUCM97C2
Retail
6/1/2018
SC
3,765,684
8.188%
37,613
0
158
FUCM97C2
Multifamily
9/1/2004
1.830
12/31/2002
TX
-
7.520%
33,128
3,988,091
5/1/2004
159
FUCM97C2
Multifamily
10/1/2007
1.230
12/31/2002
GA
4,158,217
7.375%
30,828
0
160
FUCM97C2
Multifamily
7/1/2007
1.500
12/31/2002
TX
4,170,678
7.980%
32,591
0
161
FUCM97C2
Multifamily
6/1/2007
CA
4,183,356
8.270%
33,494
0
162
FUCM97C2
Multifamily
10/1/2007
MD
-
0.000%
-
0
5/1/2003
5
163
FUCM97C2
Lodging
11/1/2007
AL
3,987,997
8.150%
34,476
0
164
FUCM97C2
Retail
10/1/2007
NC
3,775,329
7.625%
34,424
0
165
FUCM97C2
Retail
9/1/2007
1.550
12/31/2002
MD
4,095,291
8.180%
32,466
0
166
FUCM97C2
Other
4/1/2009
OH
2,696,290
9.875%
55,557
0
167
FUCM97C2
Retail
11/1/2012
NJ
4,100,126
7.470%
31,447
0
168
FUCM97C2
Retail
10/1/2007
PA
4,020,986
7.625%
30,435
0
169
FUCM97C2
Lodging
4/1/2007
AL
3,904,074
9.050%
36,174
0
170
FUCM97C2
Retail
9/1/2007
1.950
12/31/2002
GA
3,876,890
8.500%
31,525
0
171
FUCM97C2
Retail
6/1/2007
FL
3,852,919
9.220%
33,641
0
172
FUCM97C2
Multifamily
5/1/2007
TX
3,834,784
8.900%
32,695
0
173
FUCM97C2
Multifamily
7/1/2007
NJ
3,828,770
8.150%
30,328
0
174
FUCM97C2
Multifamily
7/1/2007
1.510
12/31/2000
GA
-
0.000%
-
0
11/1/2002
5
175
FUCM97C2
Retail
10/1/2007
OR
3,702,219
8.188%
30,530
0
176
FUCM97C2
Lodging
9/1/2007
IN
3,623,630
8.460%
32,101
0
177
FUCM97C2
Lodging
8/1/2007
GA
-
0.000%
-
0
10/1/2003
5
178
FUCM97C2
Office
5/1/2007
CA
3,746,498
9.241%
32,799
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
180
FUCM97C2
Multifamily
3/1/2004
2.420
12/31/2000
VA
-
0.000%
-
0
10/1/2001
5
181
FUCM97C2
Multifamily
3/1/2004
1.540
12/31/2000
TX
-
0.000%
-
0
4/1/2002
5
182
FUCM97C2
Lodging
10/1/2012
FL
3,534,760
8.375%
31,076
0
183
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
8/1/2003
5
184
FUCM97C2
Office
6/1/2007
FL
3,597,306
8.720%
30,206
0
185
FUCM97C2
Other
1/1/2009
IN
2,370,002
10.125%
48,720
0
186
FUCM97C2
Lodging
10/1/2007
FL
3,423,351
7.970%
29,277
0
187
FUCM97C2
Multifamily
10/1/2022
AR
3,384,141
7.960%
29,228
0
188
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
189
FUCM97C2
Retail
7/1/2004
1.400
12/31/2000
TX
-
0.000%
-
0
8/1/2001
5
190
FUCM97C2
Retail
9/1/2007
1.440
12/31/2000
TX
-
0.000%
-
0
9/1/2001
5
191
FUCM97C2
Multifamily
9/1/2007
WI
3,536,831
7.970%
27,569
0
192
FUCM97C2
Office
10/1/2007
FL
3,521,536
8.500%
28,604
0
193
FUCM97C2
Office
7/1/2007
2.280
12/31/2002
CA
3,479,737
8.720%
29,186
0
194
FUCM97C2
Retail
7/1/2022
1.690
12/31/2002
TX
3,356,387
8.710%
30,319
0
195
FUCM97C2
Multifamily
10/1/2007
1.460
12/31/1999
TX
-
0.000%
-
0
11/27/2000
5
196
FUCM97C2
Other
1/1/2009
IN
2,265,577
10.125%
46,572
0
197
FUCM97C2
Retail
7/1/2007
GA
3,426,264
8.670%
28,272
0
B
198
FUCM97C2
Retail
5/1/2007
GA
-
0.000%
-
0
8/1/2003
10
199
FUCM97C2
Office
5/1/2004
TX
-
0.000%
-
0
11/1/2003
5
200
FUCM97C2
Health Care
8/1/2017
OH
3,020,016
8.625%
31,527
0
201
FUCM97C2
Multifamily
10/1/2012
OH
-
0.000%
-
0
3/1/2004
202
FUCM97C2
Multifamily
6/1/2022
TX
3,312,905
8.350%
26,692
0
203
FUCM97C2
Multifamily
9/1/2007
PA
3,276,699
7.790%
25,171
0
204
FUCM97C2
Lodging
10/1/2017
NC
2,954,206
8.625%
30,651
0
3
205
FUCM97C2
Retail
4/1/2007
PA
3,273,835
9.000%
28,162
0
B
206
FUCM97C2
Office
9/1/2007
1.090
12/31/2002
IN
3,198,954
7.820%
24,883
0
207
FUCM97C2
Retail
10/1/2004
RI
-
8.270%
25,591
3,208,669
5/1/2004
208
FUCM97C2
Retail
9/1/2007
TX
3,214,550
8.490%
26,119
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
209
FUCM97C2
Health Care
8/1/2007
1.850
12/31/1999
TN
-
0.000%
-
0
3/1/2001
5
210
FUCM97C2
Retail
8/1/2004
MA
-
0.000%
-
0
8/1/2003
5
211
FUCM97C2
Retail
6/1/2007
-0.010
12/31/2000
FL
-
0.000%
-
0
10/19/2001
5
212
FUCM97C2
Industrial
10/1/2007
MN
3,196,210
8.530%
26,023
0
213
FUCM97C2
Office
8/1/2012
CA
2,420,931
8.680%
33,841
0
214
FUCM97C2
Office
10/1/2007
1.560
12/31/2002
NC
2,787,479
7.750%
27,600
0
215
FUCM97C2
Retail
10/1/2007
NC
3,095,321
8.000%
25,169
0
216
FUCM97C2
Retail
4/1/2008
FL
3,029,261
8.375%
25,612
0
217
FUCM97C2
Lodging
7/1/2007
GA
-
0.000%
-
0
4/1/2004
10
218
FUCM97C2
Multifamily
7/1/2007
FL
2,986,956
8.580%
26,751
0
219
FUCM97C2
Multifamily
5/1/2007
TX
3,086,533
8.900%
26,315
0
220
FUCM97C2
Retail
5/1/2004
TX
-
0.000%
-
0
12/1/2003
5
221
FUCM97C2
Multifamily
6/1/2007
FL
-
0.000%
-
0
8/1/2003
5
222
FUCM97C2
Retail
9/1/2012
CO
-
0.000%
-
0
3/1/2004
223
FUCM97C2
Retail
11/1/2012
VA
2,790,390
7.875%
23,670
0
224
FUCM97C2
Office
9/1/2007
VA
2,930,914
8.490%
23,814
0
225
FUCM97C2
Multifamily
9/1/2007
TX
2,903,580
7.822%
22,363
0
226
FUCM97C2
Multifamily
8/1/2004
1.600
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
227
FUCM97C2
Office
5/1/2007
CA
2,857,011
9.375%
25,807
0
228
FUCM97C2
Retail
8/1/2015
CA
2,345,183
7.660%
25,971
0
229
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
4/1/2003
5
230
FUCM97C2
Mobile Home
10/1/2007
1.140
12/31/2002
CA
2,812,127
7.790%
21,575
0
231
FUCM97C2
Multifamily
10/1/2007
FL
2,811,719
7.780%
21,555
0
232
FUCM97C2
Retail
9/1/2007
1.280
12/31/2002
FL
2,825,915
8.220%
22,475
0
233
FUCM97C2
Multifamily
3/1/2004
1.440
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
234
FUCM97C2
Retail
9/1/2007
FL
2,606,522
7.900%
22,463
0
235
FUCM97C2
Retail
9/1/2010
1.340
12/31/2002
IN
2,623,374
7.875%
22,334
0
237
FUCM97C2
Office
11/1/2017
1.380
12/31/2002
AL
2,388,480
8.125%
24,061
0
238
FUCM97C2
Lodging
11/1/2019
NH
2,480,491
8.250%
23,417
0
B
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
239
FUCM97C2
Lodging
9/1/2007
-0.370
12/31/2002
UT
-
0.000%
-
0
10/1/2003
10
240
FUCM97C2
Retail
9/1/2007
VA
2,615,790
8.420%
21,371
0
241
FUCM97C2
Lodging
9/1/2007
TX
2,367,301
8.875%
24,968
0
242
FUCM97C2
Retail
6/1/2018
PA
2,343,093
8.188%
23,403
0
243
FUCM97C2
Multifamily
3/1/2004
1.720
12/31/2000
TX
-
0.000%
-
0
6/1/2002
5
244
FUCM97C2
Retail
7/1/2017
CO
2,358,469
9.140%
25,354
0
245
FUCM97C2
Retail
10/1/2007
ID
2,477,665
7.750%
20,870
0
246
FUCM97C2
Office
5/1/2007
FL
2,482,458
9.504%
24,034
0
B
247
FUCM97C2
Office
10/1/2007
1.450
12/31/2000
GA
-
0.000%
-
0
8/1/2002
10
248
FUCM97C2
Office
10/1/2007
NY
2,423,297
7.800%
20,483
0
249
FUCM97C2
Multifamily
8/1/2007
MO
2,555,462
8.620%
20,991
0
3
250
FUCM97C2
Retail
7/1/2007
0.900
12/31/2002
CT
2,551,291
8.550%
20,856
0
251
FUCM97C2
Multifamily
7/1/2004
1.490
12/31/2001
TX
-
0.000%
-
0
9/1/2002
5
252
FUCM97C2
Retail
7/1/2007
1.590
12/31/2002
CT
2,535,005
8.100%
20,000
0
253
FUCM97C2
Self Storage
10/1/2012
CA
1,913,496
8.500%
26,588
0
254
FUCM97C2
Retail
5/1/2007
CA
2,532,635
9.150%
22,017
0
255
FUCM97C2
Lodging
11/1/2019
MA
2,324,589
8.250%
21,945
0
3
256
FUCM97C2
Retail
11/1/2007
1.680
12/31/2002
FL
2,446,143
7.990%
19,060
0
257
FUCM97C2
Multifamily
10/1/2027
MS
-
8.390%
17,201
2,460,267
5/1/2004
10
258
FUCM97C2
Multifamily
9/1/2004
1.800
12/31/2002
MD
-
0.000%
-
0
3/1/2004
259
FUCM97C2
Multifamily
10/1/2027
UT
2,414,703
8.000%
19,041
0
260
FUCM97C2
Retail
6/1/2007
AZ
-
0.000%
-
0
10/1/2003
5
261
FUCM97C2
Retail
11/1/2012
1.280
12/31/2002
NC
2,321,803
7.750%
17,910
0
262
FUCM97C2
Retail
11/1/2007
CA
2,290,586
7.620%
18,075
0
263
FUCM97C2
Retail
8/1/2007
SC
2,237,912
8.550%
20,215
0
264
FUCM97C2
Multifamily
7/1/2022
MN
2,257,810
8.450%
20,047
0
265
FUCM97C2
Retail
5/1/2004
FL
-
0.000%
-
0
4/1/2004
266
FUCM97C2
Other
5/1/2017
FL
2,134,605
7.960%
20,432
0
267
FUCM97C2
Multifamily
9/1/2007
1.810
12/31/2002
CA
2,280,833
7.550%
17,180
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
268
FUCM97C2
Multifamily
6/1/2007
PA
-
8.750%
19,235
2,285,338
5/1/2004
269
FUCM97C2
Multifamily
3/1/2004
1.660
12/31/2000
MS
-
0.000%
-
0
7/1/2002
5
270
FUCM97C2
Retail
11/1/2012
1.400
12/31/2000
FL
-
0.000%
-
0
11/1/2002
5
271
FUCM97C2
Multifamily
8/1/2007
CT
2,249,908
7.940%
17,510
0
272
FUCM97C2
Retail
7/1/2007
1.580
12/31/2002
OK
2,253,338
8.100%
17,778
0
273
FUCM97C2
Multifamily
5/1/2004
WA
-
0.000%
-
0
11/1/2003
5
275
FUCM97C2
Retail
5/1/2007
MA
1,953,871
9.375%
21,714
0
276
FUCM97C2
Retail
6/1/2017
1.620
12/31/2002
AZ
2,200,512
8.750%
18,291
0
277
FUCM97C2
Health Care
8/1/2007
0.200
6/30/2002
MN
2,117,552
8.870%
19,305
0
278
FUCM97C2
Multifamily
6/1/2007
CA
2,168,243
8.740%
18,235
0
279
FUCM97C2
Multifamily
11/1/2007
OH
2,149,079
7.510%
16,098
0
280
FUCM97C2
Retail
10/1/2007
KS
2,139,782
8.160%
17,097
0
281
FUCM97C2
Multifamily
10/1/2007
SC
2,035,008
7.610%
16,975
0
282
FUCM97C2
Multifamily
9/1/2007
1.610
12/31/2002
KS
2,137,565
8.040%
16,757
0
283
FUCM97C2
Retail
7/1/2017
CA
1,855,144
7.930%
18,954
0
284
FUCM97C2
Retail
6/1/2017
FL
1,828,039
7.375%
18,184
0
285
FUCM97C2
Multifamily
7/1/2007
TX
2,100,379
8.190%
16,883
0
286
FUCM97C2
Retail
11/1/2007
IL
-
7.630%
15,933
2,106,058
5/1/2004
287
FUCM97C2
Retail
10/1/2004
1.190
12/31/2002
FL
-
0.000%
-
0
1/1/2004
288
FUCM97C2
Multifamily
8/1/2007
GA
2,086,112
7.910%
16,369
0
289
FUCM97C2
Retail
8/1/2007
CO
2,030,843
8.330%
17,861
0
290
FUCM97C2
Office
7/1/2007
1.690
6/30/2002
TN
2,074,018
8.730%
18,017
0
291
FUCM97C2
Multifamily
5/1/2007
MA
2,037,814
8.750%
17,847
0
292
FUCM97C2
Multifamily
7/1/2007
TX
-
0.000%
-
0
3/1/2003
5
293
FUCM97C2
Industrial
10/1/2007
WA
2,073,848
8.188%
16,431
0
294
FUCM97C2
Multifamily
9/1/2007
1.980
12/31/2002
TX
2,069,584
8.125%
16,335
0
295
FUCM97C2
Multifamily
10/1/2007
2.930
12/31/2001
NY
-
0.000%
-
0
10/1/2002
5
296
FUCM97C2
Retail
9/1/2007
2.080
12/31/2002
NC
1,972,962
8.540%
17,572
0
B
297
FUCM97C2
Multifamily
8/1/2007
1.960
12/31/1999
CA
-
0.000%
-
0
1/12/2001
5
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
298
FUCM97C2
Retail
11/1/2017
MI
1,905,479
7.500%
16,031
0
299
FUCM97C2
Multifamily
8/1/2025
AZ
2,026,693
8.000%
15,849
0
300
FUCM97C2
Multifamily
8/1/2007
GA
2,007,324
8.090%
15,985
0
301
FUCM97C2
Retail
6/1/2007
VA
1,988,092
8.710%
16,680
0
302
FUCM97C2
Multifamily
6/1/2007
FL
1,982,182
8.580%
16,460
0
303
FUCM97C2
Retail
11/1/2017
MI
1,866,361
7.500%
15,702
0
304
FUCM97C2
Health Care
11/1/2007
GA
950,250
8.150%
25,646
0
305
FUCM97C2
Multifamily
9/1/2007
1.110
12/31/2002
TX
1,958,997
7.550%
14,755
0
B
306
FUCM97C2
Multifamily
9/1/2007
CA
1,958,997
7.550%
14,755
0
307
FUCM97C2
Multifamily
6/1/2027
TX
1,968,584
9.000%
16,897
0
B
308
FUCM97C2
Retail
4/1/2004
0.240
12/31/2002
FL
-
0.000%
-
0
8/1/2003
10
309
FUCM97C2
Multifamily
9/1/2007
FL
1,918,928
7.780%
14,729
0
310
FUCM97C2
Retail
7/1/2017
OH
1,808,186
7.790%
15,527
0
311
FUCM97C2
Retail
9/1/2007
1.390
12/31/2002
FL
1,885,563
8.150%
15,071
0
312
FUCM97C2
Multifamily
8/1/2004
1.840
12/31/1999
CA
-
0.000%
-
0
12/12/2000
5
313
FUCM97C2
Multifamily
6/1/2007
FL
1,854,198
8.625%
16,067
0
314
FUCM97C2
Retail
7/1/2017
OH
1,776,339
7.790%
15,253
0
315
FUCM97C2
Multifamily
6/1/2007
PA
1,873,889
8.700%
15,710
0
316
FUCM97C2
Multifamily
11/1/2007
FL
-
0.000%
-
0
10/1/2003
5
317
FUCM97C2
Office
10/1/2007
PA
1,871,743
7.680%
14,232
0
318
FUCM97C2
Retail
10/1/2007
AZ
1,867,449
8.280%
15,068
0
319
FUCM97C2
Retail
7/1/2007
1.410
12/31/2002
CA
1,879,988
9.150%
16,309
0
320
FUCM97C2
Multifamily
6/1/2007
MD
1,886,354
8.500%
15,378
0
321
FUCM97C2
Office
6/1/2004
FL
1,874,625
8.990%
16,078
0
322
FUCM97C2
Retail
4/1/2007
WA
1,817,760
9.125%
16,955
0
323
FUCM97C2
Multifamily
10/1/2022
1.240
12/31/2002
AR
1,772,222
7.960%
15,306
0
324
FUCM97C2
Retail
11/1/2017
MI
1,742,047
7.500%
14,656
0
325
FUCM97C2
Retail
9/1/2017
OH
1,735,615
7.790%
14,842
0
326
FUCM97C2
Office
8/1/2012
NC
1,650,493
8.813%
17,399
0
B
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
327
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
328
FUCM97C2
Retail
3/1/2017
PA
1,574,707
7.765%
16,183
0
329
FUCM97C2
Multifamily
7/1/2017
1.880
12/31/2002
CA
-
0.000%
-
0
2/1/2004
330
FUCM97C2
Retail
3/1/2016
OH
1,535,813
8.170%
16,907
0
331
FUCM97C2
Lodging
7/1/2007
IN
1,706,478
8.900%
15,815
0
332
FUCM97C2
Mobile Home
9/1/2015
AZ
1,508,378
8.250%
16,913
0
333
FUCM97C2
Multifamily
8/1/2027
KS
1,751,083
8.625%
14,389
0
334
FUCM97C2
Retail
11/1/2017
MI
1,623,521
7.500%
13,659
0
335
FUCM97C2
Multifamily
8/1/2007
GA
1,702,586
8.180%
13,658
0
336
FUCM97C2
Retail
11/1/2016
1.060
12/31/2002
GA
1,472,110
8.375%
15,863
0
337
FUCM97C2
Multifamily
10/1/2006
KS
1,668,728
7.710%
12,846
0
7
338
FUCM97C2
Multifamily
8/1/2004
TX
-
0.000%
-
0
4/1/2004
339
FUCM97C2
Health Care
1/1/2007
WA
1,607,131
9.250%
15,415
0
340
FUCM97C2
Retail
11/1/2017
MI
1,548,411
7.500%
13,027
0
341
FUCM97C2
Retail
5/1/2007
TX
1,625,718
9.313%
14,311
0
342
FUCM97C2
Retail
9/1/2016
OH
1,378,403
7.930%
14,627
0
343
FUCM97C2
Retail
12/1/2016
1.030
12/31/2002
GA
1,435,134
8.500%
15,080
0
344
FUCM97C2
Multifamily
8/1/2004
MO
-
0.000%
-
0
4/1/2004
345
FUCM97C2
Multifamily
7/1/2004
TX
1,514,667
8.370%
13,540
0
346
FUCM97C2
Retail
7/1/2016
OH
1,343,895
8.070%
14,480
0
347
FUCM97C2
Retail
11/1/2016
VA
1,373,884
8.813%
15,142
0
348
FUCM97C2
Retail
7/1/2016
OH
1,339,621
8.070%
14,434
0
349
FUCM97C2
Retail
2/1/2016
OH
1,304,371
8.070%
14,349
0
350
FUCM97C2
Multifamily
8/1/2004
TX
1,538,673
7.995%
12,028
0
351
FUCM97C2
Multifamily
6/1/2007
AL
1,521,205
8.880%
12,935
0
B
352
FUCM97C2
Retail
2/1/2017
1.300
12/31/2002
FL
1,334,851
7.590%
13,296
0
353
FUCM97C2
Mixed Use
11/1/2012
NJ
1,526,996
7.470%
11,712
0
354
FUCM97C2
Retail
10/1/2007
VA
1,504,950
8.030%
11,774
0
355
FUCM97C2
Retail
9/1/2007
IL
1,488,149
8.060%
11,807
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
356
FUCM97C2
Multifamily
6/1/2017
1.630
12/31/2002
TX
1,325,047
8.980%
14,375
0
357
FUCM97C2
Office
10/1/2007
TX
1,489,584
8.430%
12,032
0
358
FUCM97C2
Retail
7/1/2007
FL
1,459,510
8.500%
12,360
0
359
FUCM97C2
Retail
9/1/2016
VA
1,287,060
9.125%
14,519
0
360
FUCM97C2
Retail
10/1/2007
1.870
12/31/2002
AZ
1,392,874
8.250%
12,142
0
361
FUCM97C2
Retail
12/1/2016
GA
1,281,390
8.500%
13,414
0
362
FUCM97C2
Retail
5/1/2017
MD
1,250,638
8.250%
13,095
0
363
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,435,086
8.490%
11,677
0
364
FUCM97C2
Retail
10/1/2016
GA
1,243,356
7.500%
12,431
0
365
FUCM97C2
Retail
8/1/2016
NJ
1,270,663
8.875%
13,771
0
366
FUCM97C2
Lodging
9/1/2007
FL
1,367,108
8.625%
12,246
0
367
FUCM97C2
Retail
10/1/2004
AZ
1,356,922
8.260%
11,837
0
368
FUCM97C2
Retail
8/1/2007
TX
1,412,278
8.240%
11,258
0
369
FUCM97C2
Retail
7/1/2007
AZ
1,375,519
9.375%
12,975
0
370
FUCM97C2
Multifamily
6/1/2007
2.540
12/31/2002
AZ
1,334,896
8.420%
11,998
0
371
FUCM97C2
Retail
7/1/2007
NY
1,071,686
9.070%
15,277
0
372
FUCM97C2
Retail
1/1/2017
FL
1,225,616
7.625%
12,224
0
373
FUCM97C2
Multifamily
10/1/2022
1.380
12/31/2002
WI
1,411,745
9.550%
12,431
0
374
FUCM97C2
Multifamily
8/1/2007
TX
1,374,033
8.710%
11,366
0
375
FUCM97C2
Multifamily
8/1/2007
IN
1,366,595
8.313%
10,957
0
B
376
FUCM97C2
Multifamily
5/1/2007
NJ
1,360,578
9.180%
11,855
0
377
FUCM97C2
Retail
9/1/2016
OH
1,146,563
7.930%
12,167
0
378
FUCM97C2
Retail
10/1/2007
GA
1,339,779
8.000%
10,456
0
379
FUCM97C2
Multifamily
11/1/2007
TX
1,260,714
7.900%
10,713
0
380
FUCM97C2
Retail
10/1/2007
FL
1,267,519
8.310%
11,094
0
381
FUCM97C2
Industrial
9/1/2007
VA
1,316,358
8.090%
10,361
0
382
FUCM97C2
Retail
8/1/2016
VA
1,140,360
9.125%
12,911
0
383
FUCM97C2
Multifamily
6/1/2007
1.320
12/31/2002
NY
1,234,461
9.250%
11,732
0
384
FUCM97C2
Retail
9/1/2017
MI
1,120,508
7.920%
11,361
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
385
FUCM97C2
Retail
3/1/2017
VA
1,127,723
9.000%
12,373
0
386
FUCM97C2
Retail
8/1/2017
OH
1,105,373
7.750%
11,142
0
387
FUCM97C2
Retail
2/1/2017
VA
1,107,234
8.791%
12,059
0
388
FUCM97C2
Retail
2/1/2017
VA
1,105,633
9.000%
12,173
0
389
FUCM97C2
Industrial
8/1/2007
TX
1,188,739
7.983%
10,212
0
390
FUCM97C2
Multifamily
10/1/2007
1.110
12/31/2002
NE
1,223,457
8.070%
9,602
0
391
FUCM97C2
Multifamily
10/1/2007
1.970
12/31/2000
AZ
-
0.000%
-
0
8/1/2001
5
392
FUCM97C2
Multifamily
9/1/2022
GA
1,167,479
7.950%
9,991
0
393
FUCM97C2
Retail
5/1/2007
1.840
12/31/2002
TX
1,165,170
9.010%
10,918
0
394
FUCM97C2
Retail
8/1/2016
PA
1,023,273
8.340%
11,134
0
395
FUCM97C2
Self Storage
8/1/2007
2.020
12/31/2001
CO
-
0.000%
-
0
10/1/2002
5
396
FUCM97C2
Retail
10/1/2007
OH
1,124,199
8.640%
10,061
0
397
FUCM97C2
Retail
8/1/2016
PA
982,554
8.340%
10,691
0
398
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
983,197
8.375%
10,717
0
400
FUCM97C2
Retail
5/1/2007
0.810
12/31/2002
TX
1,075,541
9.010%
10,079
0
401
FUCM97C2
Health Care
7/1/2007
1.550
12/31/2000
FL
-
0.000%
-
0
3/1/2002
5
402
FUCM97C2
Retail
2/1/2016
1.050
12/31/2002
WV
894,664
8.500%
10,408
0
403
FUCM97C2
Retail
1/1/2018
MA
974,451
8.750%
10,114
0
404
FUCM97C2
Retail
8/1/2016
PA
919,187
8.340%
10,002
0
405
FUCM97C2
Retail
8/1/2016
1.060
12/31/2002
GA
913,976
8.375%
9,963
0
406
FUCM97C2
Multifamily
7/1/2007
1.400
12/31/2002
GA
1,038,550
8.490%
8,450
0
407
FUCM97C2
Retail
11/1/2007
GA
865,379
8.010%
8,664
0
408
FUCM97C2
Retail
10/1/2007
KS
960,339
8.160%
7,673
0
409
FUCM97C2
Retail
10/1/2015
1.050
12/31/2002
WV
809,694
8.500%
9,254
0
410
FUCM97C2
Retail
8/1/2004
AZ
941,199
8.310%
7,630
0
411
FUCM97C2
Multifamily
6/1/2007
TX
949,645
9.000%
8,046
0
412
FUCM97C2
Retail
8/1/2017
GA
842,023
8.125%
7,885
0
413
FUCM97C2
Office
5/1/2007
2.670
12/31/2002
CA
871,324
9.190%
7,946
0
414
FUCM97C2
Multifamily
10/1/2027
TX
879,211
8.400%
7,085
0
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Loan Level Detail
Property
Operating
Ending
Loan
Disclosure
Type
Maturity
Statement
Principal
Note
Scheduled
Prepayment
Status
Control #
Group
Code
Date
DSCR
Date
State
Balance
Rate
P&I
Prepayment
Date
Code (1)
415
FUCM97C2
Retail
10/1/2016
VA
756,597
9.000%
8,450
0
416
FUCM97C2
Retail
3/1/2017
GA
811,593
8.125%
7,243
0
417
FUCM97C2
Retail
3/1/2017
SC
758,266
8.830%
8,246
0
418
FUCM97C2
Lodging
10/1/2007
0.440
12/31/2000
TX
-
0.000%
-
0
11/1/2002
5
419
FUCM97C2
Health Care
9/1/2007
NC
757,144
8.625%
7,882
0
420
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
421
FUCM97C2
Retail
10/1/2007
FL
769,565
8.310%
6,736
0
422
FUCM97C2
Multifamily
6/1/2007
2.510
12/31/2002
NY
712,440
9.000%
6,115
0
423
FUCM97C2
Lodging
10/1/2007
0.310
12/31/2001
TX
-
0.000%
-
0
1/1/2003
5
424
FUCM97C2
Multifamily
5/1/2007
1.660
12/31/2002
NY
673,358
9.125%
6,358
0
425
FUCM97C2
Lodging
10/1/2007
0.450
12/31/2001
TX
-
0.000%
-
0
12/1/2002
5
426
FUCM97C2
Multifamily
9/1/2027
0.660
12/31/2002
GA
660,180
8.500%
5,429
0
427
FUCM97C2
Retail
11/1/2012
FL
-
0.000%
-
0
3/27/2003
5
428
FUCM97C2
Multifamily
10/1/2007
NE
639,569
7.620%
4,839
0
429
FUCM97C2
Multifamily
6/1/2007
2.000
12/31/2002
NY
542,544
9.500%
5,242
0
430
FUCM97C2
Multifamily
11/1/2007
MI
-
0.000%
-
0
4/1/2003
5
Total:
1,598,267,210
13,839,539
24,372,531
* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. P&I Adv - in Grace Period
1. P&I Adv - delinquent 1 month
3. P&I Adv - delinquent 3+ months
5. Prepaid in Full
7. Foreclosure
9. REO
11. Modification
B. P&I Adv - < one month delinq
2. P&I Adv - delinquent 2 months
4. Mat. Balloon/Assumed P&I
6. Specially Serviced
8. Bankruptcy
10. DPO
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
148
4,078,700.71
8.250%
11/1/2019
Lodging
5
238
2480490.56
8.250%
11/1/2019
Lodging
5
32
13,763,645.96
8.050%
9/1/2022
Multifamily
9
249
2,555,462.43
8.620%
8/1/2007
Multifamily
5
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Loan crossed with CRIIMI Nos. 870238 and 870255. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being pursued.
Loan is crossed with CRIIMI Nos. 870148 and 870255. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being pursued.
Loan transferred to Special Servicing on 9/19/02 as the result of monetary default.
Borrower did not respond to early attempts to contact. CMSLP inspected the property and met with the Borrower. The Borrower initially brought the loan current andCMSLP was prepared to transfer back as corrected loan. However, according to Wachovia, there were a couple of payments that were incorrectly applied to this loan. These were reversed and now the loan is delinquent. Borrower said he should becurrent but failed to produce evidence to support this claim. CMSLP has demanded past due payments and has initiated foreclosure. Borrower has been unresponsive. CMSLP is also attempting to have Receiver granted. CMSLP has received some notesale offers but likely will follow through with FCL.
This asset transferred to SS 5/8/03 for imminent default. The borrower's financial problems are related to excessive spending and overpricing resulting in reduced occupancy. The loan is current. Borrower requested a rate reduction to 5% for 18months, interest only. They also want to reduce ins liability max limit to $250,000. This relief will free up capital for renovations and marketing and emerge as a profitable organization.
CMSLP hired ZA Consulting to assist in the analysis andhired HealthTrust to perform the appraisals. Both reports were delivered in draft form at the end of December 03 and were reviewed in January. A BP has been prepared and redrafted several times. Should go forward to committee on 5/4/04.the property. Brokers are being interviewed in anticipation of listing the property for sale.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
108
5,429,161.10
8.000%
3/1/2004
Multifamily
9
23
16,368,143.75
8.690%
9/1/2004
Lodging
9
12
21,914,793.82
8.631%
9/1/2022
Health Care
9
255
2,324,589.02
8.250%
11/1/2019
Lodging
5
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Loan is crossed with CRIIMI Nos. 870148 and 870238. After meeting with Borrower and reviewing the proposal for a DPO, which was inadequate, foreclosure is being
pursued.sale offers but likely will follow through with FCL.
Asset transferred to SS 2/12/04 for imminent default. LPI was 1/1/04. Loan matured on
3/1/04. Property is under contract for $6,240,000.00 and sale should close by 6/8/04.
Property is currently owned by Insignia and Blackstone, managed and listedfor sale by
Pinnacle. The property has experienced high vacancy since 2001. The property competes poorly against newer inventory which offer more amenities and rent concessions. TTM
DSCR was .52 at 9/30/03. Occupancy at 1/04 was 66%. Borrowerhas been covering cashflow shortfalls in 2002 and 2003 and now refuses to make the 2/1/04 payment.
Impending sale may not close as planned in which case CMSLP will move forward with foreclosure.
This asset transferred to SS 5/8/03 for imminent default. The borrower's financial problems are related to excessive spending and overpricing resulting in reduced occupancy. The loan is current. Borrower requested a rate reduction to 5% for 18months, interest only. They also want to reduce ins liability max limit to $250,000. This relief will free up capital for renovations and marketing and emerge as a profitable organization.
CMSLP hired ZA Consulting to assist in the analysis andhired HealthTrust to perform the appraisals. Both reports were delivered in draft form at the end of December 03 and were reviewed in January. A BP has been prepared and redrafted several times. Should go forward to committee on 5/4/04.
This asset transferred to SS 5/8/03 for imminent default. The borrower's financial problems are related to excessive spending and overpricing resulting in reduced occupancy. The loan is current. Borrower requested a rate reduction to 5% for 18months, interest only. They also want to reduce ins liability max limit to $250,000. This relief will free up capital for renovations and marketing and emerge as a profitable organization.
CMSLP hired ZA Consulting to assist in the analysis andhired HealthTrust to perform the appraisals. Both reports were delivered in draft form at the end of December 03 and were reviewed in January. A BP has been prepared and redrafted several times. Should go forward to committee on 5/4/04.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
171
3,852,918.58
9.220%
6/1/2007
Retail
9
47
9,655,844.09
10.125%
7/1/2019
Retail
9
337
1,668,728.19
7.710%
10/1/2006
Multifamily
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Transferred to special servicing on 02/17/04 due to monetary default. Loan is due for
02/01/04 payment. 100% tenant (Garden Ridge) is bankrupt but still occupies center.
Feb. 04 payment made in April. Loan due for 03/01/04. Borrower believesGarden Ridge will reaffirm. Appraisal ordered 03/26/04. Issuing demand. Will monitor loan to ensure delinquency does not exceed 60 days. Will also monitor bankrupty proceedings.
Foreclose in September (in process), unless pending discussions with HUD and site inspection reveal the property has no value. Aggressively pursue possible fire insurance claim and Waste action against Borrower. Special insurance counsel is reviewing.
The loan transferred to special servicing on March 21, 2003 due to a payment default.
The loan has been current since 8/1/03. The Borrower was in monetary default due to lease delinquencies and requested capitalization of one month payment.Borrower advised that new lease executed and center now 100% occupied. Insurance now in compliance.
50% of tenants continue to pay late but borrower able to carry loan. Borrower has paid
$11,000 in late fees & has agreed to pay 94K in defaultinterest and defer balance of default unless borrower re-defaults. Credit Committe approved deal 2/10/04. Once paid, will return to master servicer as corrected loan 3/04.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Specially Serviced Loan Detail
Ending
Specially
Disclosure
Scheduled
Interest
Maturity
Property
Serviced
Control #
Balance
Rate
Date
Type
Status Code (1)
Comments
204
2,954,206.10
8.625%
10/1/2017
Lodging
5
34
12,562,573.81
8.100%
9/1/2007
Retail
6
101
5,621,551.61
9.250%
5/1/2007
Health Care
9
50
9,355,769.38
10.125%
7/1/2019
Retail
9
(1) Legend :
1) Request for waiver of Prepayment Penalty
4) Loan with Borrower Bankruptcy
7) Loans Paid Off
2) Payment default
5) Loan in Process of Foreclosure
8) Loans Returned to Master Servicer
3) Request for Loan Modification or Workout
6) Loan now REO Property
9) Other
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Appendix A
Asset x-ferred to SS 4/29/03 for monetary default. The loan is due for 3/1/03 installment.
Foreclosure sales were conducted 3/30/04, 3/31/04, and 4/1/04 with a 6 month Right of
Redemption period. Cumberland bid was $2.4M, Fremont was $1.8M andPortage was
$1.8M. Grace Management has been appointed as Receiver and taken possession of the properties.
Transferred to special servicing on 02/17/04 due to monetary default. Loan is due for
02/01/04 payment. 100% tenant (Garden Ridge) is bankrupt but still occupies center.
Feb. 04 payment made in April. Loan due for 03/01/04. Borrower believesGarden Ridge will reaffirm. Appraisal ordered 03/26/04. Issuing demand. Will monitor loan to ensure delinquency does not exceed 60 days. Will also monitor bankrupty proceedings.
Transferred to special servicing 02/05/04 for imminent default. Borrower's 2/1/04 check was returned for NSF. Part of the subject property is located on land that is leased.
Ground lease is superior to mortgage and is coterminous with the subjectloan in 2017.
Borrower is interested in keeping the property and is willing to workout the loan to that effect.
Property became REO on 12/2/2003. Burdines took occupancy in December. Colliers has recommended tenant retention plan. Buildings to be painted. Business plan being formulated.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
First Union National Bank, Master Servicer
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepy (800) 246-5761
ABN AMRO Acct: 67-7852-70-9
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Modified Loan Detail
Disclosure
Modification
Modification
Control #
Date
Description
66
11/25/2002
249
11/25/2002
Appendix B
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.CW35
Loan transferred to special servicer on 1/23/2002 due to bankruptcy. Borrower continued to make interest only and escrow payments for one year. The loan was modified on 11/25/2002 per the direction of the bankrutcy court. The maturity date was extended and the borrower began making full P&I payment in December 2002.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Realized Loss Detail
Beginning
Gross Proceeds
Aggregate
Net
Net Proceeds
Dist.
Disclosure
Appraisal
Appraisal
Scheduled
Gross
as a % of
Liquidation
Liquidation
as a % of
Realized
Date
Control #
Date
Value
Balance
Proceeds
Sched Principal
Expenses *
Proceeds
Sched. Balance
Loss
11/19/2001
211
N/A
N/A
3,204,655.11
2,359,078.23
73.614%
311,139.22
2,047,939.01
63.905%
1,156,716.10
8/19/2002
247
N/A
N/A
2,605,611.78
1,783,187.99
68.436%
270,085.06
1,513,102.93
58.071%
1,092,508.85
11/18/2002
42
N/A
N/A
10,523,152.09
6,000,000.00
57.017%
513,271.72
5,486,728.28
52.140%
5,036,423.81
8/18/2003
198
N/A
N/A
3,411,452.08
1,906,497.03
55.885%
543,820.74
1,362,676.29
39.944%
2,048,775.79
8/18/2003
308
N/A
N/A
1,984,073.76
1,989,994.64
100.298%
557,628.50
1,432,366.14
72.193%
551,707.62
10/20/2003
39
N/A
N/A
11,149,063.65
6,000,000.00
53.816%
834,394.53
5,165,605.47
46.332%
5,983,458.18
10/20/2003
239
N/A
N/A
2,585,743.42
1,397,559.62
54.049%
1,289,780.35
107,779.27
4.168%
2,477,964.15
4/19/2004
217
N/A
N/A
3,017,372.45
2,051,497.01
67.990%
294,882.85
1,756,614.16
58.217%
1,263,758.29
5/18/2004
257
N/A
N/A
2,460,266.56
1,374,873.50
55.883%
1,374,873.50
0.00
0.000%
2,460,266.56
Current Total
0.00
1,374,873.50
1,374,873.50
0.00
2,460,266.56
Cumulative
0.00
24,862,688.02
5,989,876.47
18,872,811.55
22,071,579.35
Appendix C
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Statement Date:
05/18/04
Wachovia Bank, National Association
Payment Date:
05/18/04
Commercial Mortgage Pass-Through Certificates
Prior Payment:
04/19/04
Series 1997-C2
Record Date:
04/30/04
Administrator:
 Andy Streepey (800) 246-5761
ABN AMRO Acct: 720129.2
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
Interest Adjustment Summary
Shortfalls Allocated to the Bonds:
Excess Allocated to the Bonds:
Net Prepayment Interest Shortfalls Allocated to the Bonds
0.00 Recovered Realized Losses
0.00
Special Servicing Fees
27,151.12 Prepayment Interest Excess Due the Bonds
0.00
Principal Recovery Fee
699.01 Yield Maintenance Penalties Due to the Bonds
751,302.20
Liquidation Fees
0.00 Recovered Trust Fund Expenses Due to the Bonds
0.00
Legal Fees
0.00 Prepayment Penalties Due to the Bonds
0.00
Misc. Fees & Expenses Paid by/to Servicer
1,834.49 Recovered ASER Interest Due to the Bonds
1,326,174.77
Interest Paid to Servicer on Outstanding Advances
1,468.36 Recovered Interest Due to the Bonds
0.00
ASER Interest Advance Reduction
103,533.49 Total Excess Allocated to the Bonds
2,077,476.97
Interest Not Advanced (Current Period)
0.00
Recoup of Prior Advances by Servicer
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
0.00
Misc. Fees & Expenses Paid by Trust
0.00
Shortfall Due to Rate Modification
0.00
Total Shortfall Allocated to the Bonds
134,686.47
Total Excess Allocated to the Bonds
2,077,476.97
Less Total Shortfall Allocated to the Bonds
134,686.47
Total Interest Adjustment to the Bonds
1,942,790.50
Appendix D
05/18/04 - 06:32 (A892-A909) (c) 2004 LaSalle Bank N.A.